Exhibit 32
CERTIFICATION
The undersigned certify pursuant to 18 U.S.C. § 1350, that:
(1) The accompanying Quarterly Report on Form 10-Q for the period ended March 1, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 30, 2009	/s/ Michael J. Pudil
President and Chief Executive Officer

Date: March 30, 2009	/s/ Paul D. Sheely
Chief Financial Officer